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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                     10549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)    February 28, 1996


                           D&N Financial Corporation
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               (Exact Name of Registrant as Specified in Charter)



    Delaware                     O-17137                       38-2790646
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(State or Other Juris-        (Commission                     (I.R.S.
diction of Incorporation)     File Number)                     Identification)



                  400 Quincy Street, Hancock, Michigan 49930
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                    (Address of Principal Executive Offices)


      Registrant's Telephone Number, including Area Code   (906) 482-2700
                                                           ---------------------
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ITEM 5.      Other Events

        As previously announced, D&N Financial Corporation (the "Registrant"), D&N Bank and Macomb Federal Savings Bank ("Macomb") entered into an Agreement and Plan of Reorganization dated as of November 8, 1995.

        Filed herewith as an exhibit is Macomb's Quarterly Report on Form 10-Q for the quarter ended December 31, 1995 filed by Macomb with the Office of Thrift Supervision pursuant to the Securities Exchange Act of 1934.


ITEM 7.      Financial Statements and Exhibits

        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibits

        (99) Additional exhibits.

             a. A copy of Macomb's Quarterly Report on Form 10-Q for the quarter ended December 31, 1995 is filed herewith as an Exhibit.




                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, D&N Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   D&N FINANCIAL CORPORATION



Date:  February 28, 1996                           /s/ George J. Butvilas
                                                   -----------------------------
                                                   George J. Butvilas
                                                   President and
                                                   Chief Executive Officer
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                           D&N FINANCIAL CORPORATION
                                    FORM 8-K


                             -------------------

                              INDEX OF EXHIBITS



Exhibit                                                                Page
Number                                                                 Number
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(99)   Additional exhibits

                a. A copy of Macomb's Quarterly Report on Form 10-Q for the quarter ended December 31, 1995 is filed herewith as an Exhibit.